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                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eli Harari, Chief Executive Officer of SanDisk Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of SanDisk Corporation on Form 10-Q for the three months ended March 28, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SanDisk Corporation.

By: /s/ Eli Harari
    ----------------------------
        Eli Harari
        Chief Executive Officer
        May 6, 2004

A signed original of this written statement required by Section 906 has been provided to SanDisk Corporation and will be retained by SanDisk Corporation and furnished to the Securities and Exchange Commission or its staff upon request.